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                                                                   Exhibit 10.16

                               FOURTH AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

     THIS FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment") is dated as of June 28, 2002 (the "Fourth Amendment Effective Date") by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), OVERHILL CORPORATION (formerly known as Polyphase Corporation), a Nevada corporation ("Parent"), OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures" and, together with the Company and Parent, the "Company Parties"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("LLCP").

                                 R E C I T A L S

     A. The Company Parties and LLCP are parties to that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, by that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, and by that certain Consent and Third Amendment to Securities Purchase Agreement dated as of January 31, 2002 (as so amended, the "Securities Purchase Agreement"). Unless otherwise indicated, capitalized terms used and not otherwise defined in this Amendment have the meanings ascribed to them in the Securities Purchase Agreement.

     B. The parties wish to amend further the Securities Purchase Agreement to take into account, among other things, amendments and other changes to certain Collateral Documents necessitated by or resulting from changes to the UCC.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Securities Purchase Agreement. Pursuant to Section 12.2 of the Securities Purchase Agreement, the Securities Purchase Agreement is hereby amended as follows:

          (a) Section 1.1 (Definitions) of the Securities Purchase Agreement is amended by adding the following new definitions to such Section in alphanumerical order:

               "`Fourth Amendment' shall mean that certain Fourth Amendment to Securities Purchase Agreement dated as of June 28, 2002, among the parties."

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          (b)  The following terms currently defined in Section 1.1
(Definitions) of the Securities Purchase Agreement are amended by deleting such definitions in their entirety and replacing them with the following definitions, respectively:

               "`Intercreditor Agreement' shall mean that certain Intercreditor and Subordination Agreement dated as of November 24, 1999, between the Senior Lender and the Purchaser, and acknowledged by the Company, Parent and Overhill Ventures, as amended by a First Amendment dated as of August 23, 2000, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 11, 2002, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 31, 2002, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of June 28, 2002, and as further amended, supplemented or otherwise modified from time to time by the Senior Lender and the Purchaser."

               "`Security Agreement (Company)'" shall mean that certain Security Agreement dated as of November 24, 1999, between the Company and the Purchaser, as amended by an Amendment dated as of June 28, 2002, and as further amended, supplemented or otherwise modified from time to time.

               "`Security Agreement (Subsidiary)'" shall mean that certain Security Agreement dated as of November 24, 1999, between Overhill Ventures and the Purchaser, as amended by an Amendment dated as of June 28, 2002, and as further amended, supplemented or otherwise modified from time to time.

               "`Senior Credit Agreement' shall mean that certain Loan and Security Agreement dated as of November 24, 1999, among the Company, Overhill Ventures and the Senior Lender, as amended by a First Amendment to Loan and Security Agreement dated as of August 23, 2000, as further amended by a Second Amendment to Loan and Security Agreement dated as of January 11, 2002, as further amended by a Third Amendment to Loan and Security Agreement dated as of June 28, 2002, and as further amended, supplemented or otherwise modified from time to time, subject to the terms of the Intercreditor Agreement."

               "`UCC'" shall have the meaning set forth in the Security Agreement (Company).

          (c) Section 2.9A (Fundamental Changes) of Annex A to the Securities Purchase Agreement is amended by (i) replacing the period (.) at the end of clause (g) with "; or" and (ii) adding the following new clause (h) to the end of such Section:

               "(h) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the Closing Date."

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     2.   Certain Deliveries. Concurrently with the execution and delivery of this Amendment, the Company is delivering to LLCP, or is causing the delivery to LLCP of, each of the following documents:

          (a) An Amendment to the Security Agreement (Company), in form and substance satisfactory to LLCP, dated as of the Fourth Amendment Effective Date and duly executed by the Company;

          (b) An Amendment to the Security Agreement (Subsidiary), in form and substance satisfactory to LLCP, dated as of the Fourth Amendment Effective Date and duly executed by Overhill Ventures;

          (c) A Consent under the Intercreditor Agreement dated as of November 24, 1999, in form and substance satisfactory to LLCP and the Senior Lender, dated as of the Fourth Amendment Effective Date and duly executed by the Senior Lender;

          (d) A Deposit Account Control Agreement, in form and substance satisfactory to LLCP, dated as of the Fourth Amendment Effective Date and duly executed by the Senior Lender and the Company;

          (e) True, correct and complete copies of resolutions duly adopted by the Board of Directors of each of the Company, Parent and Overhill Ventures, respectively, duly authorizing and approving this Amendment and the other Amendment Documents (as defined below) and the transactions contemplated hereby and thereby, in each case certified by the Secretary of the Company, Parent and Overhill Ventures, respectively, in a Secretary's Certificate in form and substance satisfactory to LLCP;

          (f) True, correct and complete copies of all consents, authorizations and approvals necessary or required to be obtained in connection with this Amendment and the other Amendment Documents and the transactions contemplated hereby and thereby, including, without limitation, the written consent of the Senior Lender; and

          (g) True, correct and complete copies of all amendments and other documents entered into between the Company Parties (or any of them), on the one hand, and the Senior Lender, on the other, with respect to the matters addressed herein or such other matters as LLCP may request, all in form and substance reasonably satisfactory to LLCP.

          This Amendment, together with the other agreements, instruments and documents described in this Section 2, are collectively referred to herein as the "Amendment Documents."

     3. Representations and Warranties. In order to induce LLCP to enter into this Amendment, the Company Parties hereby represent and warrant to LLCP that:

          (a) The Company Parties have each duly authorized, executed and delivered this Amendment and the other Amendment Documents, and this Amendment and each other Amendment Document is the legal, valid and binding obligation of the Company Parties, respectively, enforceable against them, respectively, in accordance with its terms;

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          (b)  The Company Parties have each obtained all consents,
authorizations and approvals necessary or required to enter into, deliver and perform this Amendment and the other Amendment Documents and to consummate the transactions contemplated hereby and thereby;

          (c) The execution, delivery and performance by the Company Parties of this Amendment and the other Amendment Documents and the consummation of the transactions contemplated hereby and thereby do not and will not violate, conflict with or result in the breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the imposition of any Lien upon any of the assets or properties of the Company Parties or any of their Subsidiaries under, (x) the charter or bylaws of the Company Parties or any of their Subsidiaries, as in effect on the date hereof;
(y) any lease, credit agreement, indenture, note, mortgage, instrument or other agreement to which the Company Parties or any of their Subsidiaries is a party or by which any of their properties or assets are bound and which is material to the businesses or operations of the Company Parties or any of their Subsidiaries, respectively; or (z) any Applicable Laws;

          (d) No Default or Event of Default has occurred and is continuing or will occur as a result of the execution, delivery or performance of this Amendment or any other Amendment Document or the consummation of the transactions contemplated hereby or thereby; and

          (e) The Company has delivered to LLCP each of the documents to be delivered by it as contemplated by Section 2.

     4. Confirmation; Full Force and Effect. Section 2 of this Amendment amends the Securities Purchase Agreement effective on and as of Fourth Amendment Effective Date, and the Securities Purchase Agreement shall remain in full force and effect as amended thereby on and as of the Fourth Amendment Effective Date in accordance with its terms. The Company Parties acknowledge, confirm and ratify in all respects the terms and other provisions set forth in, and their respective obligations under, the Securities Purchase Agreement and the other Investment Documents.

     5. No Other Amendments. This Amendment is being delivered without prejudice to the rights, remedies or powers of LLCP under or in connection with the Securities Purchase Agreement, the other Investment Documents, Applicable Laws or otherwise and, except as set forth in Section 2 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any other Investment Document. In addition, nothing contained in this Amendment is intended to or shall be construed as a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Securities Purchase Agreement or any other Investment Document, or a forbearance by LLCP of any of its rights, remedies or powers against the Company Parties (or any of them), or the Collateral, and LLCP hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement and the other Investment Documents,

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whether at law or in equity, including, without limitation, the right to declare all Obligations to Purchaser to be due and payable.

     6.   Miscellaneous.

          (a) Fees and Expenses. The Company Parties each acknowledge and reaffirm its and their obligations to pay all fees, costs and expenses expended or incurred by or on behalf of LLCP, including all fees and expenses of its attorneys, as provided in Section 8.6 of the Securities Purchase Agreement, including, without limitation, in connection with this Amendment and the transactions contemplated hereby.

          (b) Entire Agreement; Counterparts. This Amendment and the other Amendment Documents, together with the Securities Purchase Agreement and the other Investment Documents, constitutes the entire agreement and understanding among the parties and supersede all prior oral and written, and all contemporaneous oral, agreements and discussions with respect to the subject matter hereof and thereof. Except as otherwise expressly modified herein, the Securities Purchase Agreement and the other Investment Documents shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

          (c) Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

          (d) Successors and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

          (e) Further Assurances. The parties shall, at any time and from time to time, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Amendment.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.

                             COMPANY

                             OVERHILL FARMS, INC., a Nevada corporation


                             By:________________________________________
                                James Rudis
                                President and Chief Executive Officer

                             PARENT

                             OVERHILL CORPORATION (formerly known as
                             Polyphase Corporation), a Nevada corporation


                             By:________________________________________
                                James Rudis
                                President and Chief Executive Officer

                             OVERHILL VENTURES

                             OVERHILL L.C. VENTURES, INC., a
                             California corporation

                             By:________________________________________
                                James Rudis
                                President

                             LLCP

                             LEVINE LEICHTMAN CAPITAL PARTNERS
                             II, L.P., a California limited partnership

                                By: LLCP California Equity Partners II, L.P., a
                                    California limited partnership, its General
                                    Partner

                                     By: Levine Leichtman Capital Partners,
                                         Inc., a California corporation, its
                                         General Partner


                                        By:_________________________________
                                           Lauren B. Leichtman
                                           Chief Executive Officer

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                  ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

     The undersigned Guarantors hereby acknowledge that they have read the foregoing Fourth Amendment to Securities Purchase Agreement and the other Amendment Documents. The undersigned hereby consent to the Fourth Amendment to Securities Purchase Agreement and the other Amendment Documents, ratify and reaffirm the Guaranty as set forth in Section 9 of the Securities Purchase Agreement, as amended by the Fourth Amendment to Securities Purchase Agreement, and acknowledge that the same shall remain in full force and effect in accordance with it terms.


                                   GUARANTORS

                                   OVERHILL CORPORATION (formerly known as
                                   Polyphase Corporation), a Nevada corporation


                                   By:________________________________________
                                        James Rudis
                                        President and Chief Executive Officer


                                   OVERHILL L.C. VENTURES, INC., a
                                   California corporation


                                   By:________________________________________
                                        James Rudis
                                        President

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